AMENDMENT NO. 1 TO MANAGEMENT SERVICES AGREEMENT


         The Management Services Agreement made and entered into by and between DIALYSIS CORPORATION OF AMERICA, a Florida corporation ("Manager") and DCA OF VINELAND, LLC, a New Jersey limited liability company ("Company") dated April 30, 1999 (the "Agreement"), is hereby amended in the following fashion:

         Section 3(c) is hereby amended to read as follows:

                  3.(c) deposit all collections directly into the Manager Account (as defined in Section 6.3) and make withdrawals from such Manager Account in accordance with this Agreement; and

         Section 4 is hereby amended by deleting the phrase "Company Account or as transferred to the" in lines 9 and 10 and otherwise will remain the same.

         Section 6.1 is hereby amended by deleting the phrase "Company Account or the" in line 6 and otherwise will remain the same.

         Section 6.3 is hereby amended to read as follows:

                  6.3 COMPANY ACCOUNT. The Company shall establish and control a bank account at a bank in Harrisburg, Pennsylvania, or other location to be mutually agreed upon by the parties ("Bank") acceptable to the Manager ("Company Account"). Capital contributions to the Company ("Contributions"), Manager Distributions as defined in Section 6.5, and any distributions, allocations of profits and losses, dissolutions and liquidations (collectively "Distributions") shall go directly into or flow from the Company Account. In connection with Contributions and Distributions, and throughout the time the Manager is providing Management Services, the Company hereby appoints the Manager as the Company's true and lawful agent and attorney-in-fact, and grants the Manager a special limited power of attorney, and the Manager hereby accepts such special, limited power of attorney and appointment, to deposit such Contributions in and pay out such Distributions from the Company Account. The Company shall execute any and all additional documents required by the Bank where the Company Account is held to effectuate the power of attorney granted herein. The Company also agrees to appoint the Manager as the Company's true and lawful agent and attorney-in-fact, and grants the Manager a special limited power of attorney, and the Manager hereby accepts such special limited power of attorney and appointment to collect and deposit all funds, fees and revenues generated by the Company and the Business into a bank account of the Manager ("Manager Account") by means to be designated by the Manager. The Company shall not revoke such special limited power of attorney for the Manager to collect and deposit such funds, fees and revenues to the Manager Account, other than upon the occurrence of a material default by the Manager which results in the Company's
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         termination of this Agreement. The Manager shall pay the Operating
         Expenses from funds in the Manager Account as required under the terms of this Agreement.

         Section 6.5 is hereby amended to become Section 6.6, with a new Section
6.5 added to read as follows:

                  6.5 MANAGEMENT DISTRIBUTIONS. Subject to the provisions of the Company's Operating Agreement and to any financing arrangement or facility to which the Manager is or may become a party, the Manager shall make quarterly distributions ("Manager's Distributions" as more particularly defined in this Section 6.5) to the Company Account of cash, if any, in and from the Manager Account, which represents only those Net Revenues generated by the Company and not from any other source, less Operating Expenses and those additional amounts as the Manager may determine are necessary and reasonable reserves for the payment of Operating Expenses, debt payments, capital improvements and other purposes for the operation of the Facility and Business ("Reasonable Reserves"). Absent such excess cash from Net Revenues less the Operating Expenses and amounts for Reasonable Revenues, or if such excess cash is less than $5,000, the Manager will not be obligated to make a Manager's Distribution for that quarter, provided, excess cash will be deemed cumulative and attributed to the next succeeding quarterly computation of the Manager's Distributions.

         All other terms and provisions of the Management Services Agreement will continue in full force and effect except as otherwise modified herein.

                              DCA OF VINELAND, LLC

                              a New Jersey limited liability company ("Company")

                              /s/ BART PELSTRING
                              -------------------------------------------
                              By: BART PELSTRING

                              Its: President

                              DIALYSIS CORPORATION OF AMERICA
                              a Florida corporation ("Manager")

                              /s/ STEPHEN W. EVERETT
                              -------------------------------------------
                              By: STEPHEN W. EVERETT
                              Its: Vice President

Reviewed, acknowledged and accepted:

VINELAND DIALYSIS PROFESSIONALS, L.L.C.

/s/ DAVID BLECKER
-------------------------------------
By:  DAVID BLECKER, M.D.
Its: President


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